SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): December 18, 2002

SUN HYDRAULICS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway Sarasota, Florida	34243

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 941-362-1200

SIGNATURE
EXHIBIT INDEX
Press Release

Item 5. Other Events.

     On December 18, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing a $0.04 per share dividend on its common stock payable on January 15, 2002, to shareholders of record on December 31, 2002.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

Exhibit
Number	Exhibit Description

99.1	Press Release of the Registrant dated December 18, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

	By:	/s/ Richard J. Dobbyn

Richard J. Dobbyn Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: December 18, 2002

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release of the Registrant dated December 18, 2002.